Exhibit F to the Merger Agreement


                                    FORM OF
                              AFFILIATE AGREEMENT

         This Affiliate Agreement (this "Agreement") is made and entered into as of [________], 2005, by and between [East], a Delaware corporation, and its successors (including, as the context may require, on or after the effective date of the Plan, as reorganized pursuant to the Bankruptcy Code) ("East") and the undersigned stockholder (the "Affiliate"), who may be deemed an affiliate of [West], a Delaware corporation (the "West"), under applicable Law. Capitalized1 terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Merger Agreement (as defined below).

                                   Recitals:

         WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of [ ], 2005 (the "Merger Agreement"), by and among East, West and [Merger Sub], a Delaware corporation and a direct wholly owned subsidiary of East ("Merger Sub"), Merger Sub is merging with and into West (the "Merger") and whereby West will be the surviving corporation and a direct wholly owned subsidiary of East;

         WHEREAS, the Affiliate has been advised that the Affiliate may be deemed to be an "affiliate" of West, as the term "affiliate" is used for purposes of Rule 144 and Rule 145 of the rules and regulations of the Securities and Exchange Commission (the "SEC"); and

         WHEREAS, the execution and delivery of this Agreement by the Affiliate is a material inducement to, and in consideration of, the willingness of East to enter into the Merger Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

         1. Certain Acknowledgments by Affiliate. The Affiliate hereby represents and warrants to East that the Affiliate has carefully read this Agreement and the Merger Agreement and, to the extent the Affiliate felt necessary, has discussed the requirements of this Agreement with the Affiliate's professional advisors who are qualified to advise the Affiliate with regard to such matters. Execution of this Agreement shall not be considered an admission by the Affiliate that he or it is an "affiliate", or as a waiver of any rights the Affiliate may have to object to any claim that the Affiliate is such an "affiliate" on or after the date of this Agreement.

         2. Compliance with Rule 145 and the Securities Act.


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         (a) The Affiliate understands and hereby acknowledges that the
Affiliate has been advised that (A) the issuance of East Common Stock in connection with the Merger is expected to be effected pursuant to a registration statement on Form S-4 promulgated under the Securities Act of 1933, as amended (the "Securities Act") and the resale of such shares of East Common Stock will be subject to restrictions set forth in Rule 145 under the Securities Act; and (B) Affiliate may be deemed to be an "affiliate" of West as the term "affiliate" is used for purposes of Rule 144 and Rule 145 under the Securities Act. Accordingly, the Affiliate hereby agrees not to sell, transfer or otherwise dispose of any East Common Stock issued to the Affiliate in the Merger, or otherwise acquired by the Affiliate subsequent to the date hereof, unless (i) such sale, transfer or other disposition is made in conformity with the requirements of Rule 145 promulgated under the Securities Act; (ii) such sale, transfer or other disposition is made pursuant to a registration statement declared or ordered effective under the Securities Act, or an appropriate exemption from the registration and prospectus delivery requirements of the Securities Act; (iii) the Affiliate delivers to East a written opinion of legal counsel, reasonably acceptable to East in form and substance, that such sale, transfer or other disposition is otherwise exempt from the registration and prospectus delivery requirements of the Securities Act; or (iv) an authorized representative of the SEC shall have rendered written advice to the Affiliate to the effect that the SEC would take no action, or that the staff of the SEC would not recommend that the SEC take any action, with respect to the proposed disposition if consummated.

                  (b) The Affiliate understands and hereby acknowledges that East will give stop transfer instructions to its transfer agent with respect to any East Common Stock issued to the Affiliate pursuant to the Merger, and there shall be placed on the certificates representing such East Common Stock, or any substitutions therefor, a legend stating in substance:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), APPLIES AND MAY ONLY BE TRANSFERRED IN CONFORMITY WITH SUCH RULE 145 OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR IN ACCORDANCE WITH A WRITTEN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE ISSUER IN FORM AND SUBSTANCE, THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT OR PURSUANT TO WRITTEN ADVICE FROM AN AUTHORIZED REPRESENTATIVE OF THE SEC TO THE EFFECT THAT THE SEC WOULD TAKE NO ACTION, OR THAT THE STAFF OF THE SEC WOULD NOT RECOMMEND THAT THE SEC TAKE ANY ACTION, WITH RESPECT TO THE PROPOSED TRANSFER IF CONSUMMATED."


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                  (c) The Affiliate also understands that unless a sale or
transfer is made in conformity with the provisions of Rule 145, or pursuant to an effective registration statement, East reserves the right to place, as applicable, on the certificates issued to the Affiliate's transferee with respect to East Common Stock a legend stating in substance:

                  "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND WERE ACQUIRED FROM A PERSON WHO RECEIVED SUCH SHARES IN A TRANSACTION TO WHICH RULE 145 PROMULGATED UNDER THE ACT APPLIES. THE SHARES HAVE BEEN ACQUIRED BY THE HOLDER NOT WITH A VIEW TO, OR FOR RESALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF WITHIN THE MEANING OF THE ACT AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT."

                  (d) The legends set forth in paragraphs 2(b) and 2(c) above shall be removed (by delivery of a substitute certificate without such legend), if (i) one year shall have elapsed from the date the undersigned acquired East Common Stock received in the Merger and the provisions of Rule 145(d)(2) are then available to the Affiliate, (ii) two years shall have elapsed from the date the Affiliate acquired the East Common Stock received in the Merger and the provisions of Rule 145(d)(3) are then applicable to the Affiliate or (iii) the Affiliate delivers to East (A) satisfactory written evidence that the Shares have been sold in compliance with Rule 145 (in which case, the substitute certificate shall be issued in the name of the transferee); or (B) an opinion of counsel, in form and substance reasonably satisfactory to East, or written advice from an authorized representative of the SEC to the effect that the restrictions imposed by Rule 144 and Rule 145 under the Securities Act no longer apply to the Affiliate.

         3. Miscellaneous.

         (a) Waiver. No waiver by any party hereto of any condition or any breach of any term or provision set forth in this Agreement shall be effective unless in writing and signed by each party hereto. The waiver of a condition or any breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of any term or provision of this Agreement.

         (b) Severability. In the event that any term, provision, covenant or restriction set forth in this Agreement, or the application of any such term, provision, covenant or restriction to any Person, entity or set of circumstances, shall be determined by a court of competent jurisdiction to be invalid, unlawful, void or unenforceable to any extent, the remainder of the terms, provisions, covenants and restrictions set forth in this Agreement, and the application of such terms, provisions, covenants and restrictions to persons, entities or circumstances other than those as to which it is determined to be invalid,


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unlawful, void or unenforceable, shall remain in full force and effect, shall not be impaired, invalidated or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by applicable Law.

         (c) Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         (d) Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

         (e) Governing Law. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of New York without giving effect to any conflict of law provision.

         (f) Jurisdiction. The parties hereby irrevocably submit to the jurisdiction of the Bankruptcy Court, or if such court will not hear any such suit, the courts of the State of New York and the federal courts of the United States of America located in the State of New York, solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such courts. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and consent to the jurisdiction of any such court over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 4(h) below or in such other manner as may be permitted by applicable Law shall be valid and sufficient service thereof.

         (g) Entire Agreement. This Agreement contains the entire understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to the subject matter hereof.

         (h) Notices. All notices and other communications pursuant to this Agreement shall be in writing and deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by nationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following address (or at such other address for a party as shall be specified by like notice):

         If to East:                US Airways Group, Inc.
                                    2345 Crystal Drive
                                    Arlington, Virginia 22227
                                    Attention: Elizabeth K. Lanier
                                    Fax: 703-872-5208


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         with a copy to:            Arnold & Porter LLP
                                    370 Seventeenth Street
                                    Suite 4500
                                    Denver, Colorado 80202
                                    Attention: Brian Leitch, Esq.
                                    Fax: 303-832-0428

         If to the Affiliate:       To the address for notice set forth
                                    on the signature page hereof.

         (i) Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         (j) Counterparts. This Agreement may be executed in any number of counterparts and delivered by facsimile, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute but one and the same instrument and the delivering party covenants and agrees that an original will be sent immediately thereafter by registered or certified mail.

         (k) Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

         (l) Third Party Reliance. Legal counsel to East and West shall be entitled to rely upon this Agreement.

         (m) Survival. The representations, warranties, covenants and other terms and provisions set forth in this Agreement shall survive the consummation of the Merger.

               [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]


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         In Witness Whereof, the undersigned have caused this Affiliate
Agreement to be duly executed as of the date first written above.

                           EAST:
                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________

                           AFFILIATE:

                                    By:______________________________
                                    Name:____________________________
                                    Title:___________________________


                           Affiliate's Address for Notice:
            _____________________________________________________
            _____________________________________________________
            _____________________________________________________



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